Loss per share	3 Months Ended
Mar. 31, 2026
Loss per share [Abstract]
Loss per share
15.	Loss per share

	Three months ended March 31,
	2026	2025
Loss attributable to shareholders (in $’000)	(18,967)	(10,812)
Weighted average number of shares in issue	62,034,031	58,028,145
Basic and diluted loss per share (in USD)	(0.31)	(0.19)

For the three months ended March 31, 2026, and 2025, basic and diluted loss per share are calculated on the weighted average number of shares issued and outstanding and exclude shares to be issued under the Share Option Plan, as the effect of including those shares would be anti-dilutive.